Supplement dated June 12, 2024, to the Initial Summary Prospectus, Updating Summary Prospectus, and
Prospectus dated May 1, 2024, for

Protective Variable Annuity Investors Series contracts issued by
Protective Life Insurance Company

Protective Variable Annuity Separate Account

This Supplement amends certain information in your variable annuity contract prospectus (the “Prospectus”). Please read this Supplement carefully and keep it with your Prospectus for future reference.

The Board of Directors of Rydex Variable Trust (the “Trust”), approved a proposal to close and liquidate the Guggenheim Variable Trust - Long Short Equity Fund (the “Fund”). The liquidation is subject to approval and will be submitted to Owners that have allocated Contract Value to the Fund for their consideration at a special meeting to be held on or about July 22, 2024. A proxy statement will be sent to those Owners requesting their vote on the proposal, which will include specific details of and reasons for the liquidation. If approved, it is anticipated that the liquidation will take place on or about August 16, 2024, or any such other date deemed appropriate by an officer of the Trust (the “Liquidation Date”). As of that date, the Fund will no longer be available as a Sub-Account under the Contract.

Your rights and obligations under the Contract and your Contract Value will not change as a result of the liquidation. The fees and charges under the Contract will not change and there are no tax consequences to you as a result of the liquidation.

Contract Value on the Liquidation Date.  If the liquidation is approved, and you have Contract Value allocated to the liquidating Sub-Account as of 3:00 p.m. Central Time on August 16, 2024, Protective Life Insurance Company (“Protective”) will automatically transfer that Contract Value to the Invesco V.I. U.S. Government Money Portfolio – Series I (the “Money Market Sub-Account”).  Following the transfer, you will receive a confirmation statement showing that the transfer has occurred, and the amount transferred. At or after 3:00 p.m. Central Time on August 16, 2024, Purchase Payments and Contract Value may no longer be allocated or transferred into the Sub-Account. Any request we receive at or after 3:00 p.m. Central Time on August 16, 2024, for the allocation of Purchase Payments or Contract Value to the liquidating Sub-Account will result in an allocation of such Purchase Payment or Contract Value to the Money Market Sub-Account.

Transfer Rights.  Under your Contract, you are permitted to transfer Contract Value among the Sub-Accounts (also referred to as “Investment Options”) currently available under your Contract. The currently available Sub-Accounts for your Contract can be located online at www.protective.com/productprospectus by selecting your Contract then “Investment Options.”

You may transfer from the liquidating Sub-Account to any other Sub-Account(s) from the date of this Supplement until the Liquidation Date without incurring a transfer fee or the transfer counting towards the number of free transfers permitted in any Contract Year. We will also not impose any transfer fee on any transfer from the Money Market Sub-Account after the Liquidation Date nor will we count any transfer out of the Money Market Sub-Account after the Liquidation Date for the purpose of determining how many free transfers may be permitted in any Contract Year.

We hope you find the enclosed information helpful.  If you would like another copy of the current prospectus for any of the funds available under the Contract, including the Money Market Sub-Account, please call us at (800) 456-6330.  If you have any questions, please contact your financial representative, or call us. Fund prospectuses may also be found online at www.protective.com/productprospectus by selecting your Contract then “Investment Options.” Please work with your financial representative to determine if your existing allocation instructions should be changed before or after the Liquidation Date. You can instruct us to transfer your Contract Value from the liquidating Sub-Account and/or the Money Market Sub-Account to other available Sub-Accounts by calling us at (800) 456-6330 or through the Internet at www.protective.com.